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TABLE OF CONTENTS

Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

Travel Transaction Processing Corporation

Dated as of June 30, 2003

TABLE OF CONTENTS

1.	REGISTRATIONS UPON REQUEST.
1.1.	Requests by CVC
1.2.	Requests by OTPP
1.3.	Permitted Delay
1.4.	Registration Statement Form
1.5.	Expenses
1.6.	Priority in Demand Registrations
2.	INCIDENTAL REGISTRATIONS.
3.	REGISTRATION PROCEDURES.
4.	UNDERWRITTEN OFFERINGS.
4.1.	Underwriting Agreement
4.2.	Selection of Underwriters
5.	HOLDBACK AGREEMENTS.
6.	PREPARATION; REASONABLE INVESTIGATION.
7.	NO GRANT OF FUTURE REGISTRATION RIGHTS.
8.	INDEMNIFICATION.
8.1.	Indemnification by the Company
8.2.	Indemnification by the Sellers
8.3.	Notices of Claims, etc
8.4.	Other Indemnification
8.5.	Indemnification Payments
8.6.	Other Remedies
9.	REPRESENTATIONS AND WARRANTIES.
10.	DEFINITIONS.
11.	MISCELLANEOUS.
11.1.	Rule 144, etc
11.2.	Successors, Assigns and Transferees
11.3.	Stock Splits
11.4.	Amendment and Modification
11.5.	Additional Other Stockholders
11.6.	Governing Law
11.7.	Invalidity of Provision
11.8.	Notices
11.9.	Headings; Execution in Counterparts
11.10.	Injunctive Relief
11.11.	Term
11.12.	Further Assurances
11.13.	Entire Agreement

i

REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 2003, among Travel Transaction Processing Corporation (the "Company"), Citigroup Venture Capital Equity Partners, L.P., a limited partnership organized under the laws of Delaware ("CVC"), CVC Executive Fund LLC, a limited liability company organized under the laws of Delaware ("CVC Executive Fund"), CVC/SSB Employee Fund, L.P., a limited partnership organized under the laws of Delaware, ("CVC Employee Fund") and Court Square Capital Limited ("Court Square" and together with CVC, the CVC Executive Fund and the CVC Employee Fund, individually a "CVC Stockholder" and collectively, the "CVC Stockholders"), Ontario Teachers' Pension Plan Board, a corporation without share capital organized under the laws of Ontario, Canada ("OTPP"), certain employees of CVC listed on Schedule 1 hereto (the "CVC Investors"), the Persons listed on Schedule 2 hereto (together with the CVC Investors, the "Other Stockholders") and each other Person who may become a party to this Agreement pursuant to Section 11.5 hereof (collectively, the "Other Stockholders" and, together with the CVC Stockholders and OTPP, the "Stockholders"). Capitalized terms used herein without definition shall have the meanings indicated in Section 10.

        In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Registrations Upon Request.

        1.1.    Requests by CVC.     At any time after a Public Offering, CVC shall have the right to make at any time and from time to time one or more written requests (each, a "CVC Demand Registration Request") that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by the CVC Stockholders, each such request to specify (i) the intended number of Registrable Securities to be disposed of by such holder(s) and (ii) the intended method or methods of disposition thereof. Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Sections 1.3 and 1.6, use its best efforts to effect the prompt registration under the Securities Act of:

          (i)    the Registrable Securities of the CVC Stockholders which the Company has been so requested to register by CVC, and

          (ii)   all other Registrable Securities which the Company has been requested to register pursuant to Section 1.2 or 2 hereof,

all to the extent required to permit the disposition of the Registrable Securities to be registered in accordance with the intended method or methods of disposition specified in the CVC Demand Registration Request.

        1.2.    Requests by OTPP.     At any time after a Qualified Public Offering, OTPP shall have the right to make up to eight separate written requests (each, an "OTPP Demand Registration Request") that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by OTPP, each such request to specify (i) the intended number of Registrable Securities to be disposed of by such holder and (ii) the intended method or methods of disposition thereof. A request made by OTPP shall not be counted for purposes of the request limitations set forth above if (a) OTPP determines in its good faith judgment to withdraw the proposed registration of the Registrable Securities requested to be registered pursuant to this Section 1.1 due to marketing or regulatory issues that would reasonably be expected to delay or prevent the contemplated offering, (b) the registration statement relating to any such request is not declared effective within 120 days of the date such registration statement is first filed with the Commission, (c) within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to OTPP's reasonable satisfaction within 60 days,

(d) more than 10% of the Registrable Securities requested by OTPP to be included in the registration are not so included pursuant to Section 1.6, or (e) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default, failure to perform or breach thereunder by OTPP). Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Sections 1.3 and 1.6, use its best efforts to effect the prompt registration under the Securities Act of:

          (i)    the Registrable Securities which the Company has been so requested to register by OTPP, and

          (ii)   all other Registrable Securities which the Company has been requested to register pursuant to Section 1.1 or 2 hereof,

all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition specified in the OTPP Demand Registration Request.

        1.3.    Permitted Delay.     Notwithstanding Sections 1.1 and 1.2, but subject to the rights of holders of Registrable Securities under Section 2, if the Company shall at any time furnish to each seller of Registrable Securities a certificate signed by the Chief Executive Officer of the Company stating that the Company has pending or in process a material transaction (including a financing transaction), the disclosure of which would, in the reasonable judgment of the Board, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of a registration statement to be filed pursuant to Section 1.1 or 1.2 for up to 90 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible), provided that the Company may not so defer the filing of any such registration statement for more than 120 days in the aggregate in any given one year period.

        1.4.    Registration Statement Form.     A registration requested pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form agreed to by CVC. A registration requested pursuant to Section 1.2 shall be effected by the filing of a registration statement on a form agreed to by OTPP.

        1.5.    Expenses.     The Company shall pay all Registration Expenses in connection with any Demand Registration; provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any.

        1.6.    Priority in Demand Registrations.     If a Demand Registration involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, timing or distribution, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the Registrable Securities of the CVC Stockholders and OTPP, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder), second, the Registrable Securities of the Other Stockholders, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder), if any, requested to be included in such Demand Registration pursuant to Section 2 and third, the securities, if any, being sold by the Company in such Demand Registration. Notwithstanding the foregoing, Registrable Securities of Other Stockholders who are also employees, officers or directors of the Company will not be included in any registration requested by CVC or OTPP to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall determine in good faith and in writing (with a copy to each affected Person requesting registration of Registrable Securities), that the participation of such employees, officers or directors would adversely affect the marketability or offering price of the securities being sold in such registration, it being understood that the Company will include in such registration that number of Registrable Securities of Other Stockholders who are also employees, officers or directors of the Company which can be sold in such offering without adversely affecting the marketability or offering price of the other securities to be sold in such registration. In the event of any such determination under this Section 1.6, the Company shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required under Section 1.1 or 1.2, as the case may be.

        2.    Incidental Registrations.

        If the Company at any time proposes to register any of its equity securities under the Securities Act for its own account or for the account of any other stockholder of the Company, including, but not limited to, a shelf registration statement on Form S-3, but excluding an initial Public Offering and any registration on Form S-4 or S-8 or any successor form, then the Company shall give prompt written notice to all holders of Registrable Securities regarding such proposed registration. Upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of such Registrable Securities in accordance with such intended method or methods of disposition, provided that:

        (a)   the Company shall not include in any proposed registration pursuant to this Section 2 any Registrable Securities (i) of OTPP or any Other Stockholder, prior to a Qualified Public Offering, unless CVC is requesting registration of all or a portion of the CVC Stockholders' Registrable Securities in connection with the Company's proposed registration, and (ii) of any Other Stockholder who is also an employee, officer or director of the Company to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banker) shall determine in good faith that the participation of such Other Stockholder would adversely affect the offering, and in the event of any such determination, the Company shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required by the first paragraph of this Section 2.

        (b)   if, at any time after giving written notice (pursuant to this Section 2) of its intention to register equity securities for its own account and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of CVC and OTPP to request that a registration be effected under Section 1.1 or 1.2, as the case may be; and

        (c)   if in connection with a registration pursuant to this Section 2, the managing underwriter of such registration (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering, then in the case of any registration pursuant to this Section 2, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the securities, if any, being sold by the Company, second, the Registrable Securities of CVC and OTPP, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder), and third, the Registrable Securities of the Other Stockholders, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder); provided that if such registration is a Demand Registration, the priority of securities to be included in such registration shall be determined pursuant to Section 1.6.

        The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Sections 1.1 and 1.2.

        3.    Registration Procedures.

        If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1, 1.2 and 2, the Company shall:

        (a)   prepare, and as soon as practicable, but in any event within 75 days thereafter, file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use its best efforts to cause such registration statement to become effective as soon as practicable;

        (b)   prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

        (c)   furnish copies of all documents proposed to be filed with the Commission in connection with such registration to counsel selected by (i) CVC, in the case of a registration pursuant to Section 1.1, (ii) OTPP, in the case of a registration pursuant to Section 1.2, and (iii) the Majority Holders, in all other cases (which counsel may also be counsel to the Company), and such documents shall be subject to the review of such counsel, provided that the Company shall not file any registration statement or any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which such counsel shall have reasonably objected on the grounds that such registration statement amendment, supplement or prospectus does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

        (d)   furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

        (e)   use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

        (f)    use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

        (g)   furnish to CVC (unless the CVC Stockholders are not participating in the registration) and OTPP (unless OTPP is not participating in the registration):

          (i)    an opinion of counsel for the Company experienced in securities law matters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and

          (ii)   a "comfort" letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as CVC and/or OTPP, as the case may be, may reasonably request;

        (h)   notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

        (i)    otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of such registration statement;

        (j)    notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

        (k)   use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

        (l)    use its best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement and to instruct such transfer agent (A) to release any stop transfer order with respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends representing ownership of the shares being sold, in such denominations requested by the sellers of the Registrable Securities or the lead underwriter;

        (m)  enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

        (n)   furnish to any holder of such Registrable Securities such information and assistance as such holder may reasonably request in connection with any "due diligence" effort which such seller deems appropriate; and

        (o)   use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

        As a condition to its registration of Registrable Securities of any prospective seller, the Company may require such seller of any Registrable Securities as to which any registration is being effected to execute powers-of-attorney, custody arrangements and other customary agreements appropriate to facilitate the offering and to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

        The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to (in a capacity as a selling stockholder) any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, except as required by applicable law or as to which counsel to such seller may reasonably object.

        By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(a) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(h).

        4.    Underwritten Offerings.

        4.1.    Underwriting Agreement.     If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 1.1, 1.2 or 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters, CVC (unless the CVC Stockholders are not participating in such registration) and OTPP (unless OTPP is not participating in such registration). Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 8. No underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder pursuant to Section 8.2.

        4.2.    Selection of Underwriters.     If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of CVC (but only for so long as the CVC Stockholders and their Permitted Transferees continue to own in the aggregate at least 20% of the shares of Common Stock they own on the date hereof) and OTPP (but only for so long as OTPP and its Permitted Transferees continue to own at least 20% of the shares of Common Stock OTPP owns on the date hereof), any such approval not to be unreasonably withheld. Notwithstanding the foregoing sentence, (i) whenever a registration requested pursuant to Section 1.1 is for an underwritten offering, CVC will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, and (ii) whenever a registration requested pursuant to Section 1.2 is for an underwritten offering, OTPP will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering.

        5.    Holdback Agreements.

        (a)   If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1, 1.2 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 1.1 or 1.2, as the case may be, of any Registrable Securities within seven days prior to and 90 days (or such longer period, not to exceed 180 days, which may be required by the managing underwriter, or such shorter period as the managing underwriter may agree) after the effective date of the registration statement relating to such registration (the "Trigger Date"), except as part of such registration or unless the underwriters managing the registration of such Registrable Securities otherwise agree; provided, that with respect to any shelf registration statement on Form S-3, the Trigger Date shall be the pricing of any offering made under such registration statement. If requested by such managing underwriter, each holder of Registrable Securities agrees to execute an agreement to such effect with the Company and consistent with such managing underwriter's customary form of holdback agreement.

        (b)   The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (or such longer period, not to exceed 180 days, which may be required by the managing underwriter, or such shorter period as the managing underwriter may agree) after the Trigger Date (except (i) as part of such registration, (ii) as permitted by any related underwriting agreement, (iii) pursuant to an employee equity compensation plan, (iv) pursuant to an acquisition or strategic relationship, bank or equipment financing or similar transaction or (v) pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, if, and to the extent requested by the managing underwriter, the Company shall use its best efforts to cause each holder (other than any holder already subject to Section 5(a)) of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into an agreement to such effect with the Company and consistent with such managing underwriter's customary form of holdback agreement.

        6.    Preparation; Reasonable Investigation.

        In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give counsel to the holders of such Registrable Securities so to be registered the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give such counsel access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements in each case as shall be reasonably requested by such counsel in connection with such registration statement.

        7.    No Grant Of Future Registration Rights.

        The Company shall not grant any registration rights to any other Person without the prior consent of CVC (but only for so long as the CVC Stockholders and their Permitted Transferees continue to own in the aggregate at least 5% of the shares of Common Stock they own on the date hereof) and OTPP (but only for so long as OTPP and its Permitted Transferees continue to own at least 5% of the shares of Common Stock OTPP owns on the date hereof).

        8.    Indemnification.

        8.1.    Indemnification by the Company.     In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company shall indemnify, defend and hold harmless (a) each seller of such Registrable Securities, (b) the directors, members, stockholders, officers, partners, employees, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof and whether or not resulting from or arising out of or in connection with any third party claim), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such

Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Person seeking indemnification hereunder, expressly for use in the preparation thereof in accordance with the second sentence of Section 8.2. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. If the Company is entitled to, and does, assume the defense of the related action or proceedings provided herein, then the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

        8.2.    Indemnification by the Sellers.     The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1.1, 1.2 or 2, that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 8.1, the Company, its directors, officers, employees, agents and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The Company and the holders of the Registrable Securities in their capacities as stockholders and/or controlling persons (but not in their capacities as managers of the Company) hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (c) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence of this Section 8.2. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld, conditioned or delayed). The indemnity provided by each seller of Registrable Securities under this Section 8.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

        8.3.    Notices of Claims, etc.     Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 8, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

        8.4.    Other Indemnification.     Indemnification similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

        8.5.    Indemnification Payments.     Any indemnification required to be made by an indemnifying party pursuant to this Section 8 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

        8.6.    Other Remedies.     If for any reason any indemnification specified in the preceding paragraphs of this Section 8 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the other provisions of this Section 8.6, in respect of any claim for indemnification pursuant to this Section 8, no indemnifying party (other than the Company) shall be required to contribute pursuant to this Section 8 any amount in excess of (a) the net proceeds received and retained by such indemnifying party from the sale of its Registrable Securities covered by the applicable registration statement, preliminary prospectus, final prospectus, or supplement or amendment thereto, filed pursuant hereto minus (b) any amounts previously paid by such indemnifying party pursuant to the Section in respect of such claim, it being understood that insofar as such net proceeds have been distributed by any indemnifying party to its partners, stockholders or members, the amount of such indemnifying party's contribution hereunder shall be limited to the net proceeds which it actually recovers from its partners, stockholders or members based upon their relative fault and that to the extent that such indemnifying party has not distributed such net proceeds, the amount such indemnifying party's contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in such indemnifying party held by those of its partners, stockholders or members who have been determined to be at fault. No party shall be liable for contribution under this Section 8.6 except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 8 if such indemnification were enforceable under applicable law.

        9.    Representations And Warranties.

        Each Stockholder represents and warrants to the Company and each other Stockholder that:

          (a)   such Stockholder has the power, authority and capacity (or, in the case of any Stockholder that is a corporation, limited liability company or limited partnership, all corporate, limited liability company or limited partnership power and authority, as the case may be) to execute, deliver and perform this Agreement;

          (b)   in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the execution, delivery and performance of this Agreement by such Stockholder has been duly and validly authorized and approved by all necessary corporate, limited liability company or limited partnership action, as the case may be;

          (c)   this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and general principles of equity; and

          (d)   the execution, delivery and performance of this Agreement by such Stockholder does not and will not violate the terms of or result in the acceleration of any obligation under (i) any material contract, commitment or other material instrument to which such Stockholder is a party or by which such Stockholder is bound or (ii) in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the certificate of incorporation, certificate of formation, certificate of limited partnership, by-laws, limited liability company agreement or limited partnership agreement, as the case may be.

        10.    Definitions.

        For purposes of this Agreement, the following terms shall have the following respective meanings:

        Affiliate: of a Person means (i) a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

        Board: the board of directors of the Company.

        Commission: the Securities and Exchange Commission.

        Common Stock: the Class A Common Stock of the Company, the Class B Common Stock of the Company and the Class C Common Stock of the Company, in each case with a par value of $.01.

        Demand Registration: a registration of Registrable Securities pursuant to Section 1.1 or 1.2.

        Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

        Majority Holders: the holders of at least 51% of the Registrable Securities that are participating in the registration at issue.

        NASD: National Association of Securities Dealers, Inc.

        NASDAQ: the Nasdaq National Market.

        Permitted Transferee: those transferees designated as "Permitted Transferees" pursuant to the Stockholders' Agreement.

        Person: an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        Public Offering: any underwritten sale of Common Stock to the public pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or S-8 or any similar or successor form.

        Qualified Public Offering: a Public Offering where the aggregate net proceeds are at least $50,000,000.

        Registrable Securities: the shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by OTPP, the CVC Stockholders, the Other Stockholders or the Permitted Transferees except for any shares of Common Stock beneficially owned by an Other Stockholder that (i) were issued to such Other Stockholder pursuant to an effective registration statement under the Securities Act on Form S-8 or (ii) may be sold by such Other Stockholder pursuant to Rule 144(k) under the Securities Act. As to any particular shares of Common Stock, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) a registration statement on Form S-8 with respect to the sale of such securities shall have become effective under the Securities Act, (C) they shall have been sold to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act or otherwise if, as a result of or following any sale referred to in this clause (C), such shares become represented by a new certificate or other evidence of ownership not bearing a legend as set forth in Section 5.13 of the Stockholders' Agreement (or other legend of similar import) and not subject to any stop transfer order and no other restriction exists under the Securities Act, (D) it is eligible for resale under Rule 144 (or other similar provisions then in force) under the Securities Act (or other similar provisions then in force) under the Securities Act and the aggregate number of shares held by the holder thereof constitutes less than 1% of the shares of Common Stock then outstanding or (E) they shall have ceased to be outstanding. Any and all shares of Common Stock which may be issued in respect of, in exchange for, or in substitution for any Registrable Securities, by reason of any stock split, reverse stock split, recapitalization or combination shall also be "Registrable Securities" hereunder.

        Registration Expenses: all expenses incident to the Company's performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or NASDAQ, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) transfer agents', trustees', depositories', registrars' and fiscal agents' fees, (vii) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, (viii) reasonable fees and disbursements of any one counsel retained by the sellers of Registrable Securities, which counsel shall be designated in the manner specified in Section 3(c), provided, however, in the event that representation of both CVC and OTPP would in the opinion of such counsel be inappropriate under applicable standards of professional conduct, the reasonable fees and disbursements of separate counsel for each shall be paid by the Company, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

        Securities Act: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

        Stockholders' Agreement: the Stockholders' Agreement, dated as June 30, 2003, as the same may be amended from time to time, among the Company, the CVC Stockholders, OTPP and the Other Stockholders.

        11.    Miscellaneous.

        11.1.    Rule 144, etc.     If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

        11.2.    Successors, Assigns and Transferees.     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns under this Section 11.2. The provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any transferee of such Registrable Securities, provided that such transferee acquires such Registrable Securities in accordance with the terms of the Stockholders' Agreement and, provided, further, that such transferee has executed a Joinder Agreement in the form of Exhibit A attached hereto, copies of which shall have been delivered to the Company. For the avoidance of doubt, any Affiliate transferee of any CVC Stockholder or OTPP shall have the rights and obligations of a CVC Stockholder or OTPP, as the case may be, and any non-Affiliate transferee of any CVC Stockholder or OTPP or any of their respective Affiliates shall have the rights granted to Other Stockholders hereunder and will not have any rights specifically granted to CVC or OTPP provided, that notwithstanding the assignment hereunder of any rights to an Affiliate of CVC or OTPP, the parties hereto are entitled for purposes of this Agreement to deal exclusively with CVC or OTPP, as the case may be, and provided, further, that the assignment hereunder of any rights to an Affiliate of any Stockholder shall be void and of no effect as of the date such Person ceases to be an

Affiliate of such Stockholder. Notwithstanding anything herein to the contrary, the Other Stockholders must exercise all rights hereunder on behalf of any of their Permitted Transferees and all other parties hereto shall be entitled to deal exclusively with the Other Stockholders and rely on the consent, waiver or any other action by the Other Stockholders as the consent, waiver or other action, as the case may be, of any such Permitted Transferees of such Other Stockholders.

        11.3.    Stock Splits.     Each holder of Registrable Securities agrees that it will vote to effect a stock split, reverse stock split, recapitalization or combination with respect to any Registrable Securities in connection with any registration of any Registrable Securities hereunder, or otherwise, if (i) the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split, reverse stock split, recapitalization or combination would facilitate or increase the likelihood of success of the offering, and (ii) such stock split, reverse stock split, recapitalization or combination does not impact the respective ownership percentages of each holder of Registrable Securities in the Company. The Company shall cooperate in all respects in effecting any such stock split, reverse stock split, recapitalization or combination.

        11.4.    Amendment and Modification.     This Agreement may be amended, modified or supplemented by the Company with the written consent of CVC (but only for so long as the CVC Stockholders and their Permitted Transferees continue to own in the aggregate at least 5% of the shares of Common Stock they own on the date hereof), OTPP (but only for so long as OTPP and its Permitted Transferees continue to own at least 5% of the shares of Common Stock OTPP owns on the date hereof) and a majority (by number of shares) of any other holders of Registrable Securities whose interests would be adversely affected by such amendment, modification or supplement; provided, that the interests of any existing holders of Registrable Securities shall not be adversely affected by an amendment, modification or supplement of this Agreement that provides for or has the effect of providing for an additional grant of incidental registration rights with a lower or the same priority as the rights held by such existing holders of Registrable Securities, as long as any such grant of incidental registration rights with the same priority are pari passu with those held by such existing holders of Registrable Securities.

        11.5.    Additional Other Stockholders.     Notwithstanding anything in this Agreement to the contrary, the Company may, with the consent of CVC (but only for so long as the CVC Stockholders and their Permitted Transferees continue to own in the aggregate at least 5% of the shares of Common Stock they own on the date hereof) and OTPP (but only for so long as OTPP and its Permitted Transferees continue to own at least 5% of the shares of Common Stock OTPP owns on the date hereof), admit additional Other Stockholders to this Agreement and amend Schedule 1 accordingly, provided that any such Other Stockholder(s) (a) holds Registrable Securities, (b) has become a party to the Stockholders' Agreement and (c) has executed and delivered a Joinder Agreement in the form of Exhibit A attached hereto and such other agreements or documents as may reasonably be requested by the Company.

        11.6.    Governing Law.     This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

        11.7.    Invalidity of Provision.     The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

        11.8.    Notices.     All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as follows:

  (i)
  if to OTPP, to:

    Ontario Teachers' Pension Plan Board
    5650 Yonge Street
    Toronto, Ontario M2M 4H5
    Fax: (416) 730-5082
    Attention: Shael Dolman

    with a copy to:

    Debevoise & Plimpton
    919 Third Avenue
    New York, New York 10022
    Fax: (212) 909-6836
    Attention: Margaret A. Davenport

  (ii)
  if to CVC, to:

    Citigroup Venture Capital Equity Partners, L.P.
    399 Park Avenue, 14th Floor
    New York, New York 10022
    Fax: (212) 888-2940
    Attention: Joseph Silvestri

    with a copy to:

    Dechert LLP
    4000 Bell Atlantic Tower
    1717 Arch Street
    Philadelphia, Pennsylvania 19103
    Fax: (215) 994-2222
    Attention: Geraldine A. Sinatra

  (iii)
  if to the Company, to:

    Travel Transaction Processing Corporation
    c/o Citigroup Venture Capital Equity Partners, L.P.
    399 Park Avenue, 14th Floor
    New York, New York 10022
    Fax: (212) 888-2940
    Attention: Joseph Silvestri

    with copies to:

    Ontario Teachers' Pension Plan Board
    5650 Yonge Street
    Toronto, Ontario M2M 4H5
    Fax: (416) 730-5082
    Attention: Shael Dolman

    Dechert LLP 4000
    Bell Atlantic Tower
    1717 Arch Street
    Philadelphia, Pennsylvania 19103

    Fax: (215) 994-2222
    Attention: Geraldine A. Sinatra; and

    Debevoise & Plimpton
    919 Third Avenue
    New York, New York 10022
    Fax: (212) 909-6836
    Attention: Margaret A. Davenport

  (iv)
  if to any Other Stockholder, to his, her or its address listed on Schedule 1 and Schedule 2 hereto;

or to such other Person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the same day as such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by fax, on the same day as the day on which such fax was sent, provided that a confirmation of such fax is received.

        11.9.    Headings; Execution in Counterparts.     The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

        11.10.    Injunctive Relief.     Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

        11.11.    Term.     This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest and (b) the date on which no Registrable Securities remain outstanding, provided that the covenants and agreements contained in Section 8 shall survive termination of this Agreement.

        11.12.    Further Assurances.     Subject to the specific terms of this Agreement, each of the Company and the Stockholders shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

        11.13.    Entire Agreement.     This Agreement, together with the Stockholders' Agreement, is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement and the agreements referred to in the preceding sentence supersede all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above witten.

TRAVEL TRANSACTION PROCESSING CORPORATION
By:	/s/ Rakesh Gangwal Rakesh Gangwal President and Chief Executive Officer

ONTARIO TEACHERS' PENSION PLAN BOARD
By:	/s/ Shael J. Dolman Shael J. Dolman Portfolio Manager

CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.
By: CVC PARTNERS LLC, as general partner
By: Citigroup Venture Capital GP Holdings, Ltd., as managing member
By:	/s/ Joseph M. Silvestri Name: Joseph M. Silvestri Title: Partner
CVC EXECUTIVE FUND LLC
By: Citigroup Venture Capital GP Holdings, Ltd., as managing member
By:	/s/ Joseph M. Silvestri Name: Joseph M. Silvestri Title: Partner
CVC/SSB EMPLOYEE FUND, L.P.
By: CVC PARTNERS LLC, as general partner
By: Citigroup Venture Capital GP Holdings, Ltd., as managing member
By:	/s/ Joseph M. Silvestri Name: Joseph M. Silvestri Title: Partner
COURT SQUARE CAPITAL LIMITED
By:	/s/ Joseph M. Silvestri Name: Joseph M. Silvestri Title: Partner

OTHER STOCKHOLDERS
/s/ Rakesh Gangwal Rakesh Gangwal
/s/ M. Gregory O'Hara M. Gregory O'Hara
/s/ Dale Messick Dale Messick
/s/ Paul J. Blackney Paul J. Blackney

CVC INVESTORS
/s/ Michael T. Bradley Michael T. Bradley
/s/ Melissa B. Bradley Melissa B. Bradley
/s/ Michael T. Bradley Michael T. Bradley as custodian for Fiona T. Bradley under the Uniform Gifts to Minors Act
/s/ Michael T. Bradley Michael T. Bradley as custodian for Sawyer B. Bradley under the Uniform Gifts to Minors Act
/s/ Charles E. Corpening Flatbush Avenue Investment Partners, LLC
/s/ Michael S. Gollner Michael S. Gollner
/s/ Ian D. Highet Ian D. Highet
/s/ Max Kushner Max Kushner
/s/ Rick Mayberry Rick Mayberry
/s/ Diana Mayer Diana Mayer
/s/ Harris Newman Harris Newman

BG PARTNERS LP
By:	/s/ Paul C. Schorr, IV Name: Paul C. Schorr, IV Title: General Partner and Authorized Signatory
SILVESTRI 2002 TRUST
By:	/s/ Carolyn Risoli Name: Carolyn Risoli Title: Trustee
/s/ David F. Thomas David F. Thomas
63BR PARTNERSHIP
By:	/s/ James A. Urry Name: James A. Urry Title: Partner
ABG INVESTMENT MANAGEMENT LLC
By:	/s/ John Weber Name: John Weber Title: General Partner
/s/ Marc Weill Marc Weill
/s/ Joseph M. Sibrestri Joseph M. Sibrestri

Schedule 1

CVC INVESTORS

Name	Address
Michael T. Bradley	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Melissa B. Bradley	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Michael T. Bradley as custodian for Fiona T. Bradley under the Uniform Gifts to Minors Act	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Michael T. Bradley as custodian for Sawyer B. Bradley under the Uniform Gifts to Minors Act	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Flatbush Avenue Investment Partners, LLC	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Michael S. Gollner	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Ian D. Highet	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Max Kushner	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Rick Mayberry	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Diana Mayer	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022

Harris Newman	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
BG Partners LP	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Silvestri 2002 Trust	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Joseph M. Silvestri	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
David F. Thomas	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
63BR Partnership	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
ABG Investment Management LLC	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022
Marc Weill	c/o Citigroup Venture Capital Equity Partners, L.P. 399 Park Avenue, 14th Floor New York, New York 10022

Schedule 2

OTHER STOCKHOLDERS

Name	Address
Rakesh Gangwal	Worldspan, L.P. 300 Galleria Parkway, N.W., Atlanta, Georgia 30339
M. Gregory O'Hara	Worldspan, L.P. 300 Galleria Parkway, N.W., Atlanta, Georgia 30339
Dale Messick	Worldspan, L.P. 300 Galleria Parkway, N.W., Atlanta, Georgia 30339
Paul J. Blackney	3131 Slaton Drive N.W., Apt. #35 Atlanta, GA 30305

Exhibit A

JOINDER AGREEMENT

[DATE]

        Reference is made to that certain Registration Rights Agreement of Travel Transaction Processing Corporation (the "Corporation"), dated as of June 30, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement").

        The undersigned signatory, in order to become the owner or holder of shares of any class of the capital stock of the Corporation, by virtue of the issuance by the Corporation of shares of capital stock to such signatory and/or the transfer of shares of capital stock to such signatory, hereby agrees that by the undersigned's execution hereof, the undersigned is a party to the Registration Rights Agreement subject to all of the rights, restrictions, conditions and obligations applicable to the Other Stockholders (as that term is defined in Registration Rights Agreement) set forth in the Registration Rights Agreement. This Joinder Agreement shall take effect and shall become a part of said Registration Rights Agreement as of the date first written above (or, if earlier, the effective date of the relevant issuance or transfer of the shares of capital stock to the undersigned).

(please print name of transferee)
By:

Name:

Title:

ACCEPTED
TRAVEL TRANSACTION PROCESSING CORPORATION
By:

Name:

Title: